UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant   ☐

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☐ Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

PURAMED BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 11, 2014

TO OUR SHAREHOLDERS:

Our Board of Directors has called and invites you to attend a Special Meeting of Shareholders of PuraMed Bioscience, Inc. (together with any subsidiaries, the “Company”, “PuraMed”, “we”, “us” or “our”). This meeting will be held on August 22, 2014 at 1:00 p.m. Central Time at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin 54476.

At this meeting, you will be asked to authorize our Board of Directors to:

(1)	Authorize the change in domicile of PuraMed Bioscience, Inc. from Minnesota to Nevada
(2)	To effect a 1-for-40 reverse split of the outstanding common stock of PuraMed Bioscience, Inc.

The enclosed Notice of Special Meeting of Shareholders and Proxy Statement contain details about the business to be conducted at the meeting. To ensure that your shares are represented at the meeting, we urge you to mark your choice on the enclosed proxy card, sign and date the card and return it promptly in the envelope provided.

Even if you plan to attend the meeting, you are requested to sign, date and return the proxy card in the enclosed envelope. If you attend the meeting after having returned the enclosed proxy card, you may revoke your proxy, if you wish, and vote in person. If you would like to attend and your shares are not registered in your own name, please ask the broker, trust, bank or other nominee that holds the shares to provide you with evidence of your share ownership.

Thank you for your support.

Sincerely,

/s/ Russell W. Mitchell
Russell W. Mitchell
Chief Executive Officer

August 11, 2014
Schofield, Wisconsin

PURAMED BIOSCIENCE, INC.
1326 Schofield Avenue
Schofield, Wisconsin 54476
(715) 359-6373

NOTICE OF SPECIAL
MEETING OF SHAREHOLDERS
TO BE HELD
AUGUST 22, 2014

To Our Shareholders:

PuraMed Bioscience, Inc. (the “Company”) will hold a Special Meeting of Shareholders at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin 54476 on August 22, 2014, for the following purposes:

(1)	Authorize the change in domicile of PuraMed Bioscience, Inc. from Minnesota to Nevada (the “Nevada Domestication”)
(2)	To effect a 1-for-40 reverse split of the outstanding common stock of PuraMed Bioscience, Inc. (the “Stock Split”)

The holders of record of the Company’s Common Stock at the close of business on July 24, 2014 are entitled to notice of and to vote at the Special Meeting with respect to the Nevada Domestication and the Stock Split. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. Whether or not you plan to attend the Special Meeting, please complete the enclosed proxy card and sign, date and return it promptly in the enclosed postage-paid envelope. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR the Nevada Domestication.  This matter is more fully described in the Proxy Statement accompanying this Notice.

By Order of the Board of Directors,

/s/ Russell W. Mitchell
Russell W. Mitchell
Chief Executive Officer

PURAMED BIOSCIENCE, INC.
1326 SCHOFIELD AVENUE
SCHOFIELD, WISCONSIN 54476
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON August 22, 2014

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND SPECIAL MEETING

GENERAL

This Proxy Statement is being furnished to the shareholders of PuraMed Bioscience, Inc. in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Special Meeting of Shareholders to be held at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin 54476 on August 22, 2014, and at any and all adjournments or postponements thereof (the “Special Meeting”) for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Special Meeting, which you may use to indicate your vote as to the proposal described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to PuraMed’s shareholders on or about August 11, 2014.

VOTING SECURITIES

Only shareholders of record as of the close of business on July 24, 2014 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.  As of July 24, 2014, there were 1,481,447,416 shares of Common Stock, issued and outstanding and entitled to vote representing approximately 337 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of Common Stock is entitled to one vote for each share of stock held on the proposal presented in this Proxy Statement.  The presence in person or by proxy of the holders of a majority of the issued and outstanding Common Stock is necessary to constitute a quorum at this meeting. In the absence of a quorum at the meeting, the meeting may be postponed or adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote.

The approval of at least a majority of the votes cast by the holders of Common Stock outstanding as of the record date and entitled to vote at the Special Meeting is required to approve the Nevada Domestication and Stock Split. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum, while broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are not considered “shares present” with respect to any matter. Abstentions will operate in the same manner as a vote against such proposal.

VOTING OF PROXIES

All valid proxies received prior to the Special Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Special Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Special Meeting if you attend the Special Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Special Meeting.

REVOCABILITY OF PROXIES

All Proxies which are properly completed, signed and returned prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 1326 Schofield Avenue, Schofield, Wisconsin  54476, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Special Meeting and voting in person.

DISSENTER’S RIGHTS

Holders of our voting securities do have dissenter’s rights under the Minnesota Statutes in connection with the proposals contemplated by this Proxy.

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors have any interest, by security holdings or otherwise, in any of the matters to be acted upon.

REQUIRED VOTE

Assuming the presence of a quorum at the Special Meeting:

The affirmative vote of a majority of common shares present at the meeting and entitled to vote is required to approve the Nevada Domestication and the Stock Split (the “Actions”).

Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented.  For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast “FOR” or “AGAINST” are included. However, if a proxy is signed but no specification is given, the shares will be voted “FOR” the proposed Nevada Domestication and Stock Split.

SHAREHOLDERS LIST

For a period of at least ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available at the principal executive offices of the Company located at 1326 Schofield Avenue, Schofield, Wisconsin  54476 so that stockholders of record may inspect the list only for proper purposes.

EXPENSES OF SOLICITATION

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

PRINCIPAL SHAREHOLDERS

The following table sets forth, as of July 24, 2014, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.

This table is prepared based on information supplied to us by the listed security holders, any Schedules 13D or 13G and Forms 3 and 4, and other public documents filed with the SEC.

Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table below.

Shareholder	Shares Owned Beneficially	Percent of Class (1)

Russell Mitchell
1326 Schofield Avenue Schofield, WI 54476	3,925,780	*	%

Patricia McMurtrie
1326 Schofield Avenue Schofield, WI 54476	100,000	*	%

Charles A. Phillips
35 Swamp Creek Road Erwinna, PA 18920	2,300,000	*	%

All directors and officers as a group (3 persons)	6,325,780	0.43%
_______________

(1) Based on a total of 1,481,447,416 shares outstanding as of July 24, 2014, plus any shares of Common Stock deemed to be beneficially owned pursuant to warrants that are exercisable within 60 days from the above date.

* less than 1%

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

PROPOSAL 1

AUTHORIZATION TO CHANGE THE DOMICILE OF THE COMPANY
FROM MINNESOTA TO NEVADA

General

The Nevada Domestication will become effective on the date that we file the Articles of Domestication and Articles of Incorporation with the Secretary of State of the State of Nevada (the “Nevada Domestication Documents”).  Such filing can occur no earlier than twenty (20) calendar days after the mailing of the notice to the Stockholders.

Immediately subsequent to the filing of the Nevada Domestication Documents, the Company will file the Intent to Dissolve and Articles of Dissolution with the Office of the Minnesota Secretary of State.

On July 23, 2014, the Board approved the Nevada Domestication. Notwithstanding the foregoing, we must first notify FINRA of the intended Nevada Domestication by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such Action.

We currently expect to file the Nevada Domestication Documents on or about August 29, 2014.

With respect to the Actions described in this Proxy Statement, the Board reserves the right, to elect not to proceed with the Actions, at any time prior to filing the Nevada Domestication Documents or effectuating the reverse stock split, if the Board, in its sole discretion, determines that it is no longer in the Company’s best interests and the best interests of the Company’s stockholders to consummate the Actions.

Description of Proposal

The Board has approved, and is recommending that you vote for approval at the Special Meeting, all actions necessary to effectuate the change of the Company’s state of incorporation from Minnesota to Nevada by filing the Articles of Domestication and Articles of Incorporation with the Secretary of State of the State of Nevada in form substantially similar to the Company's current Articles of Incorporation.

Immediately subsequent to the filing of the Nevada Domestication Documents, the Company will file the Intent to Dissolve and Articles of Dissolution with the Office of the Minnesota Secretary of State.

The Nevada Domestication will become effective on the date that we file the Nevada Domestication Documents with the Secretary of State of the State of Nevada.  The Company anticipates that the filings of the Domestication Documents will occur on or about August 29, 2014, pending FINRA approval as described below.  The provisions of the Company’s Articles of Incorporation and by-laws will not change subsequent to the Nevada Domestication.

Notwithstanding the foregoing, we must first notify FINRA of the intended Nevada Domestication by filing an Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of such Action.

Purposes and Effects of the Proposal

REASONS FOR THE CHANGE OF DOMICILE FROM MINNESOTA TO NEVADA

The Company believes that the Nevada Domestication will provide a greater measure of flexibility and simplicity in corporate transactions and will reduce the costs of doing business. We also believe Nevada provides a recognized body of corporate law that will facilitate corporate governance by our officers and directors. Nevada is a favorable legal and regulatory environment in which to operate and where a substantial number of smaller reporting companies are incorporated today. For many years, Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Nevada for their domicile or have subsequently reincorporated in Nevada in a manner similar to that which we proposed. Due to Nevada’s longstanding policy of encouraging incorporation in that state, and consequently its preeminence as the state of incorporation for many smaller reporting companies, the Nevada courts have developed a considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing the Nevada Revised Statutes (the “NRS”) and establishing public policies with respect to Nevada corporations. It is anticipated that the NRS will continue to be interpreted and explained in a number of significant court decisions that may provide greater predictability with respect to our corporate legal affairs. However, certain aspects of the NRS have been criticized, please see the below comparison of Minnesota and Nevada corporate law.

CHANGES FROM MINNESOTA TO NEVADA LAW

When the Nevada Domestication is completed, the rights of shareholders will be governed by the NRS, the Company’s Articles of Incorporation and bylaws. The Articles of Incorporation and bylaws of the Company will not change subsequent to the Nevada Domestication. Shareholders should consider the following comparison of the NRS on the one hand, and the Minnesota Statutes, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS, Minnesota Statutes and Articles of Incorporation and bylaws.

Under the Minnesota Statutes, submission of a plan of merger to a vote at a meeting of shareholders of a surviving corporation is not required if: (a) The Articles of Incorporation of the corporation will not be amended in the transaction; (b) Each holder of shares of the corporation that were outstanding immediately before the effective time of the transaction will hold the same number of shares with identical rights immediately thereafter; (c) The voting power of the outstanding shares of the corporation entitled to vote immediately after the merger, plus the voting power of the shares of the corporation entitled to vote issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction; and (d) The number of participating shares of the corporation immediately after the merger, plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20 percent, the number of participating shares of the corporation immediately before the transaction. "Participating shares" are outstanding shares of the corporation that entitle their holders to participate without limitation in distributions by the corporation.

Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) the Articles of Incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Under the NRS and the Minnesota Statutes, unless the Articles of Incorporation of a corporation otherwise provide, amendments of its Articles of Incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the NRS directors can amend the bylaws of a corporation without majority shareholder approval only if the right to do so is expressly conferred upon the directors in its certificate of incorporation. In contrast, under the Minnesota Statutes, the directors are free to amend the bylaws without such explicit right.

Under Minnesota law, shareholders are not permitted to exercise corporate actions by written consent in lieu of a meeting unless they obtain unanimous approval by all shareholders entitled to a vote. The NRS permits corporate actions by written consent in lieu of a meeting of shareholders if a majority of the shareholders entitled to vote consent, unless the certificate of incorporation or bylaws expressly provide otherwise.

Under both Nevada law and Minnesota law, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

Required Vote

The approval of the adoption of the Proposal for the authorization to change the domicile of the Company from Minnesota to Nevada requires the affirmative vote of a majority of the outstanding shares of our Common Stock that are entitled to vote. Abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as a vote against such proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSAL, AND UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSAL TO AUTHORIZE THE CHANGE IN DOMICILE OF THE COMPANY FROM MINNESOTA TO NEVADA.

PROPOSAL 2

EFFECTUATE 1-FOR-40 REVERSE STOCK SPLIT

GENERAL

Our Board approved by unanimous written consent a 1-for-40 reverse stock split (the “Stock Split”). Pursuant to the Stock Split, each 40 shares of our Common Stock will be automatically converted, without any further action by the Stockholders, into one share of Common Stock. No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share. The Company anticipates that the effective date of the Reverse Stock Split will be on or about September 16, 2014.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PURPOSE AND EFFECT OF THE REVERSE STOCK SPLIT

Our Board believes that, among other reasons, the number of outstanding shares of Common Stock have contributed to a lack of investor interest in the Company and has made it difficult for the Company to attract new investors and potential business candidates. Our Board proposed the Reverse Stock Split as one method to attract business opportunities for the Company. Our Board believes that the Reverse Stock Split could increase the stock price of our Common Stock and that the higher stock price could help generate interest in the Company by investors and provide business opportunities.

However, the effect of the Reverse Stock Split, if any, upon the stock price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies like us is varied. Further, we cannot assure you that the stock price of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding as a result of the Reverse Stock Split because, among other things, the stock price of our Common Stock may be based on our performance and other factors as well.

The principal effect of the Reverse Stock Split will be the reduction in the number of shares of Common Stock issued and outstanding from 1,481,447,416 shares as of July 24, 2014 to approximately 37,036,185 shares (depending on the number of fractional shares that are issued). The Reverse Stock Split will affect all of our Stockholders uniformly and will not affect any Stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the Reverse Stock Split results in any of our Stockholders holding a fractional share of our Common Stock. The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split shall not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Reverse Stock Split, nor does it increase or decrease the market capitalization of the Company. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

By reducing the number of issued and outstanding shares of Common Stock, more shares of Common Stock are available for issuance as a result of the Reverse Stock Split. The Board believes that the availability of more shares of Common Stock for issuance will allow the Company greater flexibility in pursuing financing from investors and issuing shares of Common Stock in exchange for such financing, meeting business needs as they arise, taking advantage of favorable opportunities, and responding to a changing corporate environment. Although the foregoing effect is mitigated somewhat by the reduction in the number of authorized shares of Common Stock described below, the number of shares of Common Stock remaining available for issuance is still greater than prior to the Reverse Stock Split because we are not reducing the total number of authorized shares of Common Stock by the same ratio as the Reverse Stock Split.

The following chart depicts the capitalization structure of the Company both pre-Reverse Stock Split and post-Reverse Stock Split (the post-split shares of Common Stock may differ slightly based on the number of fractional shares):

Pre-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued

4,000,000,000	1,481,447,416	2,518,552,584

Post-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued

4,000,000,000	37,036,185	3,962,963,815

CERTAIN RISKS ASSOCIATED WITH REVERSE STOCK SPLIT

You should recognize that you will own a lesser number of shares of Common Stock than you presently own. While we hope that the Reverse Stock Split will result in an increase in the potential stock price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the potential stock price of our Common Stock by a multiple equal to the inverse of the Reverse Stock Split ratio or result in the permanent increase in any potential stock price (which is dependent upon many factors, including our performance and prospects). Should the stock price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the possibility exists that potential liquidity in the stock price of our Common Stock could be adversely affected by the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of Stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. As a result, we cannot assure you that the Reverse Stock Split will achieve the desired results that have been outlined above.

Following the Reverse Stock split, there will be approximately 1,444,411,231 additional shares of Common Stock available for issuance by the Board, without further shareholder approval, for stock dividends, acquisitions, raising additional capital, stock options or other corporate purposes. The additional shares of Common Stock could be used for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although there are no immediate plans to do so. Assurances cannot be provided that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of the Common Stock. Any such issuance of additional shares of Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the number of available authorized shares of Common Stock be used as a type of anti-takeover device. Any additional Common Stock, when issued, would have the same rights and preferences as the shares of Common Stock presently outstanding. There is currently no plan, agreement or other understanding that could require the Company to issue shares of Common Stock, other than the issuance of stock as may be required in the near future pursuant to the following convertible notes and other agreements in the approximate aggregate amount of $470,000, as previously disclosed by the Company in its public filings: (i) Master Exchange Agreement dated as of April 24, 2014; (ii) Convertible Promissory Note dated February 13, 2014; (iii) Promissory Note dated June 27, 2013; and (iv) Master Promissory Note dated August 19, 2013.

ANTI-TAKEOVER EFFECTS OF THE REVERSE STOCK SPLIT

THE OVERALL EFFECT OF THE REVERSE STOCK SPLIT MAY BE TO RENDER MORE DIFFICULT THE CONSUMMATION OF MERGERS WITH THE COMPANY OR THE ASSUMPTION OF CONTROL BY A PRINCIPAL STOCKHOLDER, AND THUS MAKE IT DIFFICULT TO REMOVE MANAGEMENT.

A possible effect of the Reverse Stock Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. Our management could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent Stockholders that would provide an above market premium by issuing additional shares of Common Stock.

The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by management to adopt a series of amendments to the Company’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reason for the Reverse Stock Split is to increase the amount of shares of Common Stock that the Company is able to issue in order to attract potential investors and conduct equity financings.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

We anticipate that the Reverse Stock Split will become effective on or about September 16, 2014, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock.

Our transfer agent, Interwest Stock Transfer, will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre- Reverse Stock Split shares of Common Stock are asked to surrender to the Exchange Agent stock certificates representing pre-Reverse Stock Split shares of Common Stock in exchange for stock certificates representing post- Reverse Stock Split shares of Common Stock in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. No new stock certificates will be issued to a Stockholder until such Stockholder has surrendered the outstanding stock certificate(s) held by such Stockholder, together with a properly completed and executed letter of transmittal.

Further, prior to filing the amendment to the Certificate of Incorporation reflecting the Reverse Stock Split, we must first notify the Financial Industry Regulatory Authority (“FINRA”) by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to our anticipated record date of July 24, 2014 for the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the Stockholders one additional share of Common Stock for each fractional share.

NO APPRAISAL RIGHTS

Under Minnesota law, our Stockholders are not entitled to appraisal rights in connection with the Reverse Stock Split.

EXECUTIVE OFFICERS

Russell Mitchell is our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer and Patricia McMurtrie is our President and Chief Operating Officer.

EXECUTIVE COMPENSATION

The following table sets forth the executive compensation of the executive officers of the Company for the last three fiscal years.

Summary Compensation Table

Name and Position	Fiscal Year (*)	Salary ($)	Bonus ($)	Stock Awards ($)
Russell Mitchell, CEO	2014	19,835	-	-
Russell Mitchell, CEO	2013	161,538	-	-
Russell Mitchell, CEO	2012	128,154	141,000	-
Patricia McMurtrie, President and COO (3)	2014	3,964	-	-
Patricia McMurtrie, President and COO	2013	**	**	**
Patricia McMurtrie, President and COO	2012	**	**	**
James Higgins, COO(2)	2014	12,549	-	-
James Higgins, CFO & COO	2013	92,308	-	-
James Higgins, CFO & COO	2012	97,231	-	-
Sue Baacke, CFO(3)	2014	**	**	**
	2013	69,050	-	-
	2012	30,462	-	-
_____________
* The fiscal year of the Company ends on June 30.
** The indicated person was not in an executive position for the indicated period; therefore, the compensation is not disclosed.

(1)	Ms. McMurtrie was appointed as President, Chief Operating Officer and director effective May 27, 2014.
(2)	Mr. Higgins resigned from all officer and director positions with the Company effective May 27, 2014.
(3)	Ms. Baacke resigned as Chief Financial Officer in May, 2013.

Outstanding Equity Awards

None.

Employment Agreements

None.

COMPENSATION OF DIRECTORS

On March 25, 2011, the Company issued 800,000 shares of Common Stock based on $0.15 per share to its two directors, 400,000 to Mr. Mitchell and 400,000 to Mr. Higgins in consideration for their serving on the Board. No shares were issued during fiscal year 2012. No compensation was issued to the Board during fiscal year 2012 or 2013.  On March 14, 2014, Mr. Mitchell was issued 400,000,000 shares of Common Stock in consideration for the cancellation of the Company’s obligation to pay back salary owed to him in the amount of $160,000 and Ms. McMurtrie was issued 25,000,000 shares of Common Stock in consideration for the cancellation of the Company’s obligation to pay fees for services in the amount of $10,000. Mr. Mitchell and Ms. McMurtrie subsequently cancelled all such shares of Common Stock in exchange for the issuance of 51 shares of Series A Preferred Stock and 4,000,000 shares of Series B Preferred Stock to Mr. Mitchell and 250,000 shares of Series B Preferred Stock to Ms. McMurtrie.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be included in the Proxy Statement relating to the Company’s 2014 Annual Meeting of Shareholders (the “2014 Annual Meeting”) pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) must be received by the Company no later than 30 days prior to the date of printing and mailing our material for the 2014 Annual Meeting and must otherwise comply with the requirements of Rule 14a-8.

Proposals of shareholders submitted for consideration at the Company’s 2014 Annual Meeting, outside of the Rule 14a-8 process, must be received by the Company by the later of 60 days before the 2014 Annual Meeting. If such timely notice of a proposal is not given, the proposal may not be brought before the 2014 Annual Meeting.

A stockholder proposal is a stockholder's recommendation or requirement that the Company and/or the Board take action, which the stockholder intends to present at the 2014 Annual Meeting of the Company's stockholders. The proposal should state as clearly as possible the course of action that the stockholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and more than 10% shareholders (“Insiders”) to file with the Securities and Exchange Commission and the Company reports of their ownership of the Company’s securities.  Based upon the Company’s actual knowledge, all Section 16 reporting requirements applicable to Insiders during the fiscal year ended June 30, 2013 were satisfied on a timely basis.

OTHER MATTERS

The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the Proxy will exercise their discretion in voting thereof.

MISCELLANEOUS

All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from directors and officers. All information relating to any beneficial owners of more than 5% of the Company’s Common Stock is based upon information contained in reports filed by such owner with the Commission.

By Order of the Board of Directors,

/s/ Russell W. Mitchell
Russell W. Mitchell
Chief Executive Officer

A
PURAMED BIOSCIENCE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – AUGUST 22, 2014 AT 1 PM CENTRAL TIME
CONTROL ID:
REQUEST ID:

The undersigned shareholder of PuraMed Bioscience, Inc. (the “Company”) hereby appoints Russell W. Mitchell as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on August 21, 2014 at the Special Meeting of Shareholders of the Company to be held at the Company’s headquarters located at 1326 Schofield Avenue, Schofield, Wisconsin 54476, at 1:00 PM Central Time on the 22nd day of August, 2014, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters:

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/PMBS
PHONE:	1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF PURAMED BIOSCIENCE, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	Proposal Authorizing the Change in Domicile of the Company.	à	FOR	AGAINST	ABSTAIN
	To change the domicile of the Company from Minnesota to Nevada.		☐	☐	☐

CONTROL ID:
REQUEST ID:

Proposal 2	Proposal: Authorizing the 1 for 40 Reverse Stock Split	à	FOR	AGAINST	ABSTAIN
	To effectuate the 1 for 40 reverse stock split.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2014

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

[Sign, date and return the Proxy Card promptly using the enclosed envelope.]